SGC 100 YEARS

SUPERIOR GROUP OF COMPANIES | ESTABLISHED 1920


BRANDED
MERCHANDISE


UNIFORMS & IMAGE
APPAREL


BUSINESS PROCESS
OUTSOURCING

June 2020

Safe-Harbor Statement

This presentation may contain forward-looking statements about Superior Group of Companies within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and all rules and regulations issued there under. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as will, expect, believe, anticipate, think, outlook, hope and variations of such words and similar expressions identify such forward-looking statements, which includes statements on the impact of COVID-19 on the Company's business, including inventory, supply chain, manufacturing capacity at the Company's own and contract manufacturing facilities, service capacity and customer demand.

Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to the following: the effect of the COVID-19 crisis on the U.S. and global markets, our business, operations, customers, suppliers and employees; general economic conditions in the areas of the United States in which the Company's customers are located; changes in the market where uniforms are worn, where promotional products are sold and where call center services are used; the impact of competition; the Company's ability to successfully integrate operations following consummation of acquisitions and the availability of manufacturing materials as well as the risks and uncertainties disclosed in the Company's periodic filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2019, the quarterly report on Form 10-Q for the quarter ended March 31, 2020 and the 8-K filed recently.

Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The Company does not undertake to update the forward-looking statements contained herein to conform to actual results or changes in the company's expectations whether as a result of new information for future events or otherwise, except as required by law.

Superior Group of Companies

Executed a Superior Transformation Taking Us . . .

From: An Award-Winning Uniform, Image Apparel and Promotional Product Leader


PPAI
The Mark of a Professional
Fortune Magazine
100
FASTEST-GROWING COMPANIES
Forbes.com
100
MOST TRUSTWORTHY COMPANIES

Superior Group of Companies

. . .To Innovative Brand Builders

Uniquely positioned through global scale and a shared resources model

- Shared Resources
- Synergistic Platform
- Margin Enhancement
- Organic and Acquisitive Growth

Superior Group of Companies

Three Strong Platforms Delivering a Value Proposition of Complementary Products and Services

Unlocking the Power of our Customers' Brands

SUPERIOR UNIFORM GROUP	SUPERIOR BRANDING SOLUTIONS	SUPERIOR BPO SOLUTIONS
Employee ID HPI High Performance Identity Healthcare Fashion Seal Healthcare CID Resources	BAMKO tangerine public identity	THE OFFICE GURUS CALL CENTER SOLUTIONS U.S.A Belize El Salvador Jamaica
Dressing America's workforce	Delivering lasting, custom-branded connections	Being the voice of our customers

Superior Group of Companies

Proactive and Balanced COVID-19 Response

Stakeholder Safety & Community Support

Proactive aggressive response across global organization

- ✓ Expedient global work from home pivot
- ✓ Crisis management team managing contingency plans
- ✓ Supporting workforce and families with PPE, insurance co-payments, and teledoc options
- ✓ Elevated sanitation & safety measures
- ✓ Supplying frontline workers with critical healthcare uniforms & supplies through $5M in branded scrubs donations

Business Continuity

Diversified business model and robust systems

- ✓ Scenario planning & governance acuity
- ✓ Leveraging redundant manufacturing & shared resources model
- ✓ Diverse, global supply chain & distribution efficiencies
- ✓ PPE production shift across uniforms and branded merchandise segments
- ✓ Elevated customer support for increased PPE demand across laundry and retail sales channels

Preserving Liquidity

Conserving cash & fortifying balance sheet

- ✓ $18.2M debt reduction in Q1 with ongoing plans to further de-lever
- ✓ Three-month debt deferment agreement in place
- ✓ Temporary dividend suspension
- ✓ Optimizing working capital and prioritizing CapEx

Austerity Measures

Balanced across stakeholders

- ✓ Executive and board level salary reductions – approx. $9M
- ✓ Salaried employees >$52K pay reduction
- ✓ 401K match program suspension
- ✓ Workforce reduction
- ✓ Targeted reductions in discretionary corporate expenses

SGC YEARS

Superior Group of Companies at a Glance

Leveraging Our Shared Resources Business Model to Deliver Strategic, Investment-Led Growth

SGC Revenue Mix
(Fiscal 2018)


Superior BPO Solutions
Superior Branding Solutions
8%
23%
SGC
69%
Superior Uniform Group

SGC Revenue Mix
(Fiscal 2019)


Superior BPO Solutions
Superior Branding Solutions
8%
29%
SGC
63%
Superior Uniform Group

Key Metrics
(Fiscal 2019)

Net Sales	$376M
Net Sales CAGR since 2013 - Organic—6.1% - Acquisition—10.3%	16.4%
EBITDA CAGR since 2013	16.4%
Diluted EPS CAGR since 2013	9.4%

Superior's Long-Term Success Partners

Diversified Customer Reach Enabling Cross-Selling Opportunities

IHOP
CVS pharmacy
amc
DIAGEO
LOWE'S
enterprise
COSTCO WHOLESALE
Walmart
DUNKIN'
TACO BELL
Disney
LA|FITNESS
WAFFLE HOUSE
DELTA
Life Care Centers of America
Kroger
m&m's
Publix
Applebee's
Krispy Kreme DOUGHNUTS
IN-N-OUT BURGER
PELOTON
O'Reilly AUTO PARTS
UNIVERSAL
GRUBHUB
instacart
CINTAS READY FOR THE WORKDAY
UniFirst

Superior Uniform Group

Broadened Uniform Platform Aligned to Capture Market Share

Superior Uniform Group
Uniform & Image Apparel

Healthcare

Fashion Seal Healthcare

- Wholesale medical uniform provider
- Scrubs, isolation gowns, PPE and related products sold to laundries and other service providers
- Strong brand awareness

CID RESOURCES

- Healthcare scrubs
- Fashion-forward, functional and fit design sold to digital and brick & mortar retailers
- Strong brand equity – signature and licensed brands
- Acquired May 2018

Employee ID

HPI High Performance Identity

- Custom ID uniform offerings
- Leadership position with focus on multiple verticals
- Serving essential businesses including grocery stores, pharmacies, big box retailers and auto parts stores
- Servicing PPE needs for essential businesses as recovery occurs

Superior Uniform Group

Domestic Uniform Marketplace, Addressable Market and Current Market Share

Total Workwear & Uniforms Market
(1.9% CAGR*)

$4.9B Addressable Market →

$237.6M SUG, HPI + CID (FY 2019)**

✓ **~5% share of Addressable Market** →



$10.4B*
Total Market***

*Source: Estimated from Frost & Sullivan analysis 2017 (for period covering 2016-2021)
**Based upon combined sales of Superior Uniform Group and CID Resources for 2019
***Not including protective clothing mandated by regulations

Superior Uniform Group

More Than 6 Million Americans Wear Our Apparel Daily

Healthcare
- Laundries
- Distributors
- Uniform Retailers
- Digital Retailers
- Long-term care facilities
- Outpatient services
- Medical education



Food Service
- Quick service
- Fast casual
- Food management & distribution
- Culinary schools



Retail
- Big box retail chains
- Supermarket chains
- Convenience store chains
- Drug store chains
- Specialty retail chains
- Service companies



Transportation
- Private transportation
- Airlines
- Trucking/Logistics
- Car & truck rental



Cleanroom
- Manufacturers
- Pharmaceutical
- Technology



Entertainment
- Amusement parks
- Theaters
- Sports/Entertainment venues
- Cruise lines



Lodging
- Limited services hotels
- Mid-scale full service hotels
- Budget hotels



Private Security
- Contract security
- Corporate security



CID - $800M Medical Fashion Apparel

Style, Fit, Function and Durability Across All Price Points

WonderWink

Four-Stretch 4
LAYERS
WI23
WonderWink PRO
Origins
Wonder FLEX
aero
Wonder WORK
INDY
INDY 4.0
carhartt
Vera Bradley

ZOE+ CHLOE






Superior Uniform Group

Expanding and Enhancing Our Leading Edge Technologies in Distribution and Fulfillment

520,000 sf of enterprise-wide distribution centers

15+ million garments in stock / 150,000 garments shipped daily

0-2 day turn time from order to shipment upon customers' request

220,000 sf semi-robotic distribution center in Eudora, Arkansas

- $10M+ three-year expansion underway (through 2021)
- 45,000 sf
- Enhanced automation
- Improved speed and efficiency
- Enhances enterprise-wide supply chain efficiency



Superior Uniform Group

Expanding and Enhancing Our Leading Edge Technologies in Distribution and Fulfillment

30+ years
in Central America

35+
Manufacturing locations in 12 countries

30+ million garments per year

- Two Haiti based factories company owned / managed
- Providing lowest-cost option in duty free environment
- Advanced supply chain management



Superior Uniform Group

Driving a Pathway to Sustainable Growth

Building Momentum Across Key Investments to Support Sustainable Organic Growth

1
Broad Array of Products / Distinct Sales Channels



2
Global Sourcing / Centralized Operations / Shared Resources



3
Manufacturing Optimization / Reduced Tariff Uncertainties


OPTIMIZATION

4
ERP System Integration & Improved Cost Synergies


COST

Long-Term Financial Objective

Exceed average organic growth of approximately 6% per year

Superior Branding Solutions

Building Our Footprint in Complementary Promotional Products and Branded Merchandise

tangerine · BAMKO® · publicidentity BRANDING MADE EASY



Cross-selling opportunities and synergistic customer base



Customized design and direct-to-factory product development



Scalable proprietary Web platform, ERP, CRM and project management



Extensive global sourcing and logistics and compliance management



Global sales and support approach

Superior Branding Solutions

Accelerating Growth Opportunities Through Compelling Market Dynamics


Total Market
(4.8% CAGR*)
$107.5M
FY19 Sales
$25.8 B**
Total Market

Leveraging BAMKO's Large Infrastructure Platform

- ✓ Drive organic growth through disruptive go-to-market strategy and fortified sales force
- ✓ Customized branding solutions
- ✓ Continue to explore opportunistic acquisitions

Fragmented market with 23K distributors

*Source: January 2020 ASI Analysis: average CAGR 2018 - 2019
**Source: January 2020 ASI Analysis for the 2019 period.

Long-Term Financial Objective

Exceed average organic growth of approximately **12%** per year

SGC YEARS

Superior BPO Solutions

Strategic Diversification that Leverages Shared Resources & Optimizes Operating Margins



THEOFFICEGURUS CALL CENTER SOLUTIONS

- ✓Branded client engagements
- ✓Low-cost infrastructure for call center services to SGC and external customers
- ✓Focused on niche, smaller client engagements
- ✓Synergistic operational cost efficiencies for acquisitions
- ✓Third-party sales CAGR of 33.3% since 2013

Long-Term Financial Objective

Organic growth average of at least $7M per year

Financial Highlights

Superior Group of Companies

Delivering a Record of Strong Performance



NET SALES (IN MILLIONS)
$400
$350
$300
$250
$200
$150
$100
$50
$0
16.4%
CAGR
$151.5
$196.2
$210.3
$252.6
$266.8
$346.4
$376.7
$86.6
$94.2
FY 2013
FY 2014
FY 2015
FY 2016
FY2017
FY 2018
FY 2019*
3 months ended 3/31/19
3 months ended 3/31/20

*Revenues for the year ended December 31, 2019 were adversely affected when compared to the year ended December 31, 2018 by the timing of revenues under ASC 606 in the amount of $14.0 million.

Superior Group of Companies

Delivering a History of Strong Performance



DILUTED EARNINGS PER SHARE
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
9.4% CAGR
$0.46
$0.82
$0.90
$0.98
$0.99
$1.10
$0.79
$0.16
$0.22
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
3 months ended 3/31/19
3 months ended 3/31/20

*Diluted earnings per share was $0.79 compared to $1.10. Net income for 2019 was negatively impacted by the variance of timing in revenues recognized under ASC 606 that contributed $(0.22) of earnings. In 2018, ASC 606 contributed $0.04 of earnings.

Superior Group of Companies
Delivering a Record of Strong Performance


EBITDA (IN MILLIONS)
$40
$35
$30
$25
$20
$15
$10
$5
$0
16.4% CAGR
$11.3
7.4%
$21.9
11.1%
$23.3
11.1%
$25.5
10.1%
$31.2
11.7%
$32.5
9.4%
$27.9
7.4%
$6.2
7.2%
$7.5
8.0%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019 *
Three months ended March 31, 2019
Three months ended March 31, 2020
EBITDA (in millions)
EDITDA (% of sales)

*EBITDA for the year ended December 31, 2019 was adversely affected when compared to the year ended December 31, 2018 by the timing of revenues recognized under ASC 606 in the amount of $(5.0) million.

Superior Group of Companies

Capital Allocation Strategy Aligned to Strategic Growth

CAPITAL ALLOCATION PRIORITIES:

- Investments to support organic growth
  - Uniform segment integration and ERP implementation
  - Warehouse automation/consolidation
  - Expand low cost production capabilities
- Sustainable dividend*
- Debt reduction
- Strategic acquisitions

**Temporary suspension of dividend per COVID-19 response strategy.*

DRIVERS:

- EBITDA
  - Sales growth via market share expansion;
  - Margin growth via production effectiveness; and
  - Operating cost efficiencies via centralized services
- Core working capital improvement
- Investments in organizational infrastructure

Superior Group of Companies

Key Profit Drivers and Growth Objectives

- ✓ Risk mitigation enhancing business processes & systems through integration efforts, ERP implementation and leadership optimization across divisions
- ✓ Expanded lower cost production capabilities as well as enhanced warehouse automation (completion anticipated 2021)
- ✓ Executing on mid-size customer wins and leveraging cross-selling opportunities
- ✓ CID Indy line, a laundry-friendly fashion scrub, expected launch mid-2020
- ✓ Expanded product offerings for core customers and new engagements
- ✓ Continuous improvement of working capital management
- ✓ Low-cost, shared-resources model serving all divisions underscores resiliency
- ✓ Proven track record – well positioned to manage near-term challenges and emerge stronger

Long-Term Goals

5-Year CAGR

Consolidated average organic net sales growth in excess of 8.5% annually

Operating margins of 8% - 9% by 2024 for consolidated businesses

Superior Uniform Group
Exceed average organic net sales growth rate of **6% per year**

Superior BPO Solutions
Average Organic growth of approximately **$7M per year**

Superior Branding Solutions
Exceed average organic net sales growth rate of **12% per year**

SGC 100 YEARS
SUPERIOR GROUP OF COMPANIES | ESTABLISHED 1920

Superior Group of Companies
Celebrating a Century of Success

SGC 100 YEARS
SUPERIOR GROUP OF COMPANIES | ESTABLISHED 1920

CELEBRATING
100 YEARS OF
EXCELLENCE

We leverage world class design, manufacturing and global distribution to create extraordinary brand experiences through custom uniform programs, engaging promotional merchandise and innovative BPO solutions.



Business Expansion
WORKLON
Worklon
Automation
SAP
SAP
BAMKO
Branding Solutions
Centennial Anniversary
1920
1940
1960
1980
2000
2020
1930
1950
1970
1990
2010
World War II
Manufacturing Expansion
IPO
Globalization
Superior Uniform Group
The Office Gurus
HPI
HPI
CID
CID

Appendix

Non-GAAP Reconciliation

$ in Thousands	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	1Q19	1Q20
Net Income	$5,850	$11,349	$13,066	$14,638	$15,022	$16,975	$12,066	$2,376	$3,367
Interest Expense	195	484	519	688	802	3,207	4,399	1,170	1,060
Income Tax Expense	2,640	6,180	5,830	5,260	9,760	4,420	3,220	600	1,250
Depreciation & Amortization	2,582	3,839	3,873	4,935	5,653	7,906	8,272	2,060	1,869
EBITDA	$11,267	$21,852	$23,288	$25,521	$31,237	$32,508	$27,957	$6,206	$7,546

Presentation of Non-GAAP Measures

In addition to the Company's presentation of its financial position and results of operations in conformity with accounting principles generally accepted in the United Sates ("GAAP"), the Company has also presented EBITDA, which is an operating measure not determined in accordance with GAAP. The Company defines EBITDA as net income excluding interest expense, income tax expense, and depreciation and amortization expense. The Company believes EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company's core operating results from period to period by removing the impact of the Company's capital structure (interest expense from outstanding debt), tax consequences, and asset base (depreciation and amortization). The Company uses EBITDA internally to monitor operating results and to evaluate the performance of its business. EBITDA is not a measure of financial performance under GAAP and should not be considered in isolation or as an alternative to net income (loss), cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate EBITDA are significant components in understanding and assessing the Company's results of operations. The Company's EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA in the same manner.

For Additional Information

Attendees and other viewers of this presentation are advised to read all reports and other filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1993 and the Securities Exchange Act of 1934.
Copies of these filings may be obtained, without charge, by directing a request to

Halliburton Investor Relations
2140 Lake Park Blvd., Suite 112
Richardson, TX 75080

or at www.sec.gov

www.SuperiorGroupofCompanies.com